KBR, INC. 8-K

Exhibit 10.1

Execution Version

AMENDMENT NO. 8 TO CREDIT AGREEMENT

(LIBOR TRANSITION AND FISCAL YEAR CHANGE)

THIS AMENDMENT NO. 8 TO CREDIT AGREEMENT (this “Agreement”), dated as of February 6, 2023 (the “Amendment No. 8 Effective Date”), is entered into by and among KBR, INC., a Delaware corporation (“KBR”), each Designated Borrower and each Guarantor (each as defined in the Existing Credit Agreement (as defined below) and identified on the signature pages hereto, and together with KBR, the “Loan Parties”), each Affected Facility Lender (as defined below), BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as the Swing Line Lender (as defined in the Existing Credit Agreement).

RECITALS

WHEREAS, KBR, the Designated Borrowers, the Administrative Agent and certain banks and other financial institutions (to the extent of their Loans and Commitments under the Existing Credit Agreement as in effect immediately prior to giving effect to this Agreement, the “Existing Lenders”) are parties to that certain Syndicated Facility Agreement, dated as of April 25, 2018 (as previously amended, as amended hereby and as further amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement” and the Credit Agreement prior to giving effect to this Agreement being referred to as the “Existing Credit Agreement”), pursuant to which the Existing Lenders have extended certain revolving and term loan facilities to KBR and the Designated Borrowers; and

WHEREAS, certain loans and/or other extensions of credit under the Existing Credit Agreement made available to KBR and/or the Designated Borrowers in Dollars are permitted to incur interest, fees, commissions or other amounts based on the London Interbank Offered Rate as administered by the ICE Benchmark Administration (“LIBOR”) in accordance with the terms of the Existing Credit Agreement; and

WHEREAS, KBR, the Designated Borrowers, the Administrative Agent, and each Existing Lender that is either (or both) a Term A-2 Lender or a Revolving Credit Lender (such Existing Lenders, the “Affected Facility Lenders”) have determined, in accordance with Section 10.01 of the Existing Credit Agreement, that LIBOR for Dollars should be replaced with a successor rate for the Term A-2 Facility and the Revolving Credit Facility (each, an “Affected Facility” and to make certain other amendments with the consent of the Required Lenders, and collectively, the “Affected Facilities”) and, in connection therewith, the Administrative Agent has determined that certain conforming changes and amendments are necessary or advisable; and

WHEREAS, KBR has previously informed the Administrative Agent, pursuant to Section 7.13(b) of the Existing Credit Agreement, that it has changed its fiscal year from a calendar year ending on December 31 each year to a 52-53 week year ending on the Friday closest to December 31 each year, effective beginning with fiscal year 2023, and KBR has requested that pursuant to Section 7.13 of the Existing Credit Agreement it and the Administrative Agent amend the Existing Credit Agreement in order to preserve, as nearly as practicable, the rights of the parties to the Credit Agreement that would have happened had no such change in fiscal year occurred.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Defined Terms. Capitalized terms used herein but not otherwise defined herein (including on any Appendix attached hereto) shall have the meanings provided to such terms in the Credit Agreement, as amended by this Agreement.

2.            Agreement. Notwithstanding any provision of the Existing Credit Agreement, the Credit Agreement or any other Loan Document to the contrary:

(a)        the parties hereto hereby agree that the terms set forth on Appendix A shall apply to Dollars under each of the Affected Facilities, provided that for the avoidance of doubt, to the extent provisions in the Credit Agreement apply to Dollars under either of the Affected Facilities and such provisions are not specifically addressed by Appendix A, the provisions in the Credit Agreement shall continue to apply to Dollars under each of the Affected Facilities;

(b)        KBR and the Administrative Agent hereby agree, in accordance with Section 7.13 of the Credit Agreement, that each reference to the fiscal year of KBR set forth in any Loan Document, commencing with the 2023 fiscal year, will be deemed to refer to a fiscal year of 52-53 weeks, ending on the Friday closest to December 31 each year, rather than to a fiscal year ending on December 31 of such year (the “New Fiscal Year”); provided that for the avoidance of doubt, references to the fiscal year of KBR set forth in any Loan Document which specifically identify fiscal year(s) preceding the 2023 fiscal year will remain unchanged and will not be deemed to refer to the New Fiscal Year; and

(c)        the parties hereto agree that each reference in the Existing Credit Agreement to “Alternative Currency Rate Loan” shall be deemed to be replaced with “Alternative Currency Loan” in lieu thereof.

3.            Conflict with Loan Documents. In the event of any conflict between the terms of this Agreement and the terms of the Credit Agreement or the other Loan Documents, the terms hereof shall control.

4.            Representations and Warranties. By its execution hereof, each Loan Party hereby represents and warrants to the Administrative Agent and the Affected Facility Lenders as follows:

(a)        the execution, delivery and performance by such Loan Party of this Agreement have been duly authorized by all necessary corporate or other organizational action and do not and will not (i) contravene the terms of any of such Loan Party’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which such Loan Party is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (iii) violate any applicable Law, except, in the cases of clause (ii) and (iii) as could not reasonably be expected to have a Material Adverse Effect;

(b)       this Agreement has been duly executed and delivered by each Loan Party, and constitutes a legal, valid and binding obligation of each Loan Party (and the Credit Agreement, as amended hereby, and each other Loan Document constitutes the legal, valid and binding obligation of each Loan Party party thereto), in each case enforceable against each Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

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(c)        before and after giving effect to this Agreement, the representations and warranties of each Loan Party contained in Article V of the Credit Agreement and each other Loan Document are true and correct in all material respects (or, with respect to representations and warranties modified by materiality standards, in all respects) on and as of the Amendment No. 8 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, with respect to representations and warranties modified by materiality standards, in all respects) as of such earlier date, and except that for purposes of this clause (c), the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively; and

(d)        before and after giving effect to this Agreement, no Default exists.

5.           Condition Precedent. This Agreement shall become effective on the first date on which the Administrative Agent shall have received counterparts of this Agreement, properly executed by each Borrower, each Guarantor, each Affected Facility Lender (solely with respect to the amendments set forth in Section 2(a) above), the Required Lenders (solely with respect to the amendment set forth in Section 2(c) above) and the Administrative Agent.

6.           Miscellaneous.

(a)         Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement and each other Loan Document are and shall remain in full force and effect. All references in any Loan Document to the “Credit Agreement” or “this Agreement” (or similar terms intended to reference the Credit Agreement) shall henceforth refer to the Credit Agreement as amended by this Agreement. This Agreement shall be deemed incorporated into, and a part of, the Credit Agreement.

(b)        This Agreement shall be binding upon and inure to the benefit of the parties hereto, each other Lender and each other Loan Party, and their respective successors and assigns.

(c)         THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. WITHOUT LIMITING THE FOREGOING SENTENCE, THIS AGREEMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 10.14 AND 10.15 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, VENUE AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

(d)        This Agreement may be in the form of an electronic record (in “.pdf” form or otherwise) and may be executed using electronic signatures, which shall be considered as originals and shall have the same legal effect, validity and enforceability as a paper record. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts shall be one and the same Agreement.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed Agreement which has been converted into electronic form (such as scanned into “.pdf” format), or an electronically signed Agreement converted into another format, for transmission, delivery and/or retention. This Agreement may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

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(e)        If any provision of this Agreement, the Existing Credit Agreement as amended hereby or the other Loan Documents is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement, the Credit Agreement and the other Loan Documents shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(f)         The Borrowers agree to pay in accordance with Section 10.04 of the Credit Agreement all reasonable and documented out of pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, execution, delivery, administration of this Agreement and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

(g)        This Agreement shall constitute a “Loan Document” under and as defined in the Credit Agreement.

(h)        All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement as amended hereby, and as further amended, restated, supplemented or modified from time to time in accordance with the terms thereof.

(i)         This Agreement constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

(j)         The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

LOAN PARTIES:

KBR, INC., a Delaware corporation, as KBR, a Borrower and a Guarantor

By:	/s/ Natasha Frausto
Name:	Natasha Frausto
Title:	VP, Finance Treasurer

KELLOGG BROWN & ROOT LLC, a Delaware limited liability company, as a Designated Borrower and a Guarantor

By:	/s/ Natasha Frausto
Name:	Natasha Frausto
Title:	VP, Finance Treasurer

KBR ENGINEERING COMPANY, LLC, a Delaware limited liability company, as a Designated Borrower and a Guarantor

By:	/s/ Natasha Frausto
Name:	Natasha Frausto
Title:	VP, Finance Treasurer

KBR SERVICES, LLC, a Delaware limited liability company, as a Designated Borrower and a Guarantor

By:	/s/ Natasha Frausto
Name:	Natasha Frausto
Title:	VP, Finance Treasurer

KBR, Inc.

Signature Pages

Amendment No. 8 to Credit Agreement

KBR WYLE SERVICES, LLC, a Delaware limited liability company, as a Designated Borrower and a Guarantor

By:	/s/ Natasha Frausto
Name:	Natasha Frausto
Title:	VP, Finance Treasurer

KBR CONSTRUCTION COMPANY, LLC, a Delaware limited liability company, as a Designated Borrower and a Guarantor

By:	/s/ Natasha Frausto
Name:	Natasha Frausto
Title:	VP, Finance Treasurer

KBR GROUP HOLDINGS, LLC, a Delaware limited liability company, as a Designated Borrower and a Guarantor

By:	/s/ Natasha Frausto
Name:	Natasha Frausto
Title:	VP, Finance Treasurer

KELLOGG BROWN & ROOT PTY LTD., an Australian limited liability company, as a Designated Borrower in accordance with s 127 of the Corporations Act 2001 (Cth)

By:	/s/ Sonia Galindo
Name:	Sonia Galindo
Title:	Director

KELLOGG BROWN & ROOT LIMITED, a company organized under the laws of England and Wales, as a Designated Borrower

By:	/s/ Natasha Frausto
Name:	Natasha Frausto
Title:	Authorized Signatory

KBR, Inc.

Signature Pages

Amendment No. 8 to Credit Agreement

GLOBAL LOGISTICS SUPPORT, LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ Natasha Frausto
Name:	Natasha Frausto
Title:	VP, Finance Treasurer

KBR DIEGO GARCIA, LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ Doug Hill
Name:	Doug Hill
Title:	Chairman, Managing Director

KBR HOLDINGS, LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ Natasha Frausto
Name:	Natasha Frausto
Title:	VP, Finance Treasurer

KBR OVERSEAS, INC., a Delaware corporation, as a Guarantor

By:	/s/ Natasha Frausto
Name:	Natasha Frausto
Title:	VP, Finance Treasurer

KBR TECHNICAL SERVICES, INC., a Delaware corporation, as a Guarantor

By:	/s/ Natasha Frausto
Name:	Natasha Frausto
Title:	VP, Finance Treasurer

KBR, Inc.

Signature Pages

Amendment No. 8 to Credit Agreement

KBR USA LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ Natasha Frausto
Name:	Natasha Frausto
Title:	VP, Finance Treasurer

WYLE INC., a Delaware corporation, as a Guarantor

By:	/s/ Natasha Frausto
Name:	Natasha Frausto
Title:	VP, Finance Treasurer

3 MAST HOLDINGS, LLC, a Virginia limited liability company, as a Guarantor

By:	/s/ Natasha Frausto
Name:	Natasha Frausto
Title:	VP, Finance Treasurer

Dependable Global Solutions, LLC, a Virginia limited liability company, as a Guarantor

By:	/s/ Natasha Frausto
Name:	Natasha Frausto
Title:	VP, Finance Treasurer

Kord Technologies, LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ Natasha Frausto
Name:	Natasha Frausto
Title:	VP, Finance Treasurer

KBR, Inc.

Signature Pages

Amendment No. 8 to Credit Agreement

Technical Staffing Resources, LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ Natasha Frausto
Name:	Natasha Frausto
Title:	VP, Finance Treasurer

Titus Group, LLC, a Virginia limited liability company, as a Guarantor

By:	/s/ Natasha Frausto
Name:	Natasha Frausto
Title:	VP, Finance Treasurer

Windjammer, LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ Natasha Frausto
Name:	Natasha Frausto
Title:	VP, Finance Treasurer

KELLOGG BROWN & ROOT HOLDINGS (U.K.) LIMITED, a company organized under the laws of England and Wales, as a Designated Borrower

By:	/s/ Natasha Frausto
Name:	Natasha Frausto
Title:	Authorized Signatory

KBR, Inc.

Signature Pages

Amendment No. 8 to Credit Agreement

ADMINISTRATIVE AGENT and AFFECTED FACILITY LENDERS:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Kyle D Harding
Name: Kyle D Harding
Title: Vice President

BANK OF AMERICA, N.A.,
as an Affected Facility Lender and as the Swing Line Lender

By:	/s/ Mukesh Singh
Name: Mukesh Singh
Title : Director

KBR, Inc.

Signature Pages

Amendment No. 8 to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as an Affected Facility Lender

By:	/s/ Eric H. Williams
Name:	Eric H. Williams
Title:	Senior Vice President

KBR, Inc.

Signature Pages

Amendment No. 8 to Credit Agreement

BNP PARIBAS, as an Affected Facility Lender

By:	/s/ Rick Pace
Name:	Rick Pace
Title:	Managing Director

By:	/s/ Kyle Fitzpatrick
Name:	Kyle Fitzpatrick
Title:	Director

KBR, Inc.

Signature Pages

Amendment No. 8 to Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as an Affected Facility Lender

By:	/s/ David Baynash
Name:	David Baynash
Title:	Authorized Signatory

KBR, Inc.

Signature Pages

Amendment No. 8 to Credit Agreement

CITIBANK, N.A., as an Affected Facility Lender

By:	/s/ James Oleskewicz
Name:	James Oleskewicz
Title:	Vice President

KBR, Inc.

Signature Pages

Amendment No. 8 to Credit Agreement

CITIZENS BANK, N.A., as an Affected Facility Lender

By:	/s/ Dan Laurenzi
Name:	Dan Laurenzi
Title:	Director

KBR, Inc.

Signature Pages

Amendment No. 8 to Credit Agreement

REGIONS BANK, as an Affected Facility Lender

By:	/s/ Blake Thompson
Name:	Blake Thompson
Title:	Director

KBR, Inc.

Signature Pages

Amendment No. 8 to Credit Agreement

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as an Affected Facility Lender

By:	/s/ Joe Lattanzi
Name:	Joe Lattanzi
Title:	Managing Director

KBR, Inc.

Signature Pages

Amendment No. 8 to Credit Agreement

TRUIST BANK, as an Affected Facility Lender

By:	/s/ Anika Kirs
Name:	Anika Kirs
Title:	Director

KBR, Inc.

Signature Pages

Amendment No. 8 to Credit Agreement

MUFG BANK, LTD., as an Affected Facility Lender

By:	/s/ Maria F. Maia
Name:	Maria F. Maia
Title:	Director

KBR, Inc.
Signature Pages
Amendment No. 8 to Credit Agreement

SANTANDER BANK, N.A., as an Affected Facility Lender

By:	/s/ Irv Roa
Name:	Irv Roa
Title:	Managing Director

KBR, Inc.
Signature Pages
Amendment No. 8 to Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION, as an Affected Facility Lender

By:	/s/ Jeffrey Cobb
Name:	Jeffrey Cobb
Title:	Director

KBR, Inc.
Signature Pages
Amendment No. 8 to Credit Agreement

HSBC BANK USA, N.A., as an Affected Facility Lender

By:	/s/ Alberto Caudillo
Name:	Alberto Caudillo
Title:	Sr. Relationship Manager

KBR, Inc.
Signature Pages
Amendment No. 8 to Credit Agreement

riyad bank, houston agency, as an Affected Facility Lender

By:	/s/ Chris Chambers
Name:	Chris Chambers
Title:	General Manager

By:	/s/ Roxanne Crawford
Name:	Roxanne Crawford
Title:	Vice President, Administrative Officer

KBR, Inc.
Signature Pages
Amendment No. 8 to Credit Agreement

STANDARD CHARTERED BANK, as an Affected Facility Lender

By:	/s/ Kristopher Tracy
Name:	Kristopher Tracy
Title:	Director, Financing Solutions

KBR, Inc.
Signature Pages
Amendment No. 8 to Credit Agreement

UNITED BANK, as an Affected Facility Lender

By:	/s/ Edward J. Goedecke
Name:	Edward J. Goedecke
Title:	SVP

KBR, Inc.
Signature Pages
Amendment No. 8 to Credit Agreement

Appendix A

TERMS APPLICABLE TO AFFECTED FACILITIES

1.           Defined Terms. As used in this Appendix A, the following terms shall have the meanings set forth below (and any capitalized term not otherwise defined in this Appendix A or the Agreement to which this Appendix A is attached shall have the meaning given thereto in the Credit Agreement):

“Administrative Agent’s Office” means, with respect to Dollars, the Administrative Agent’s address and, as appropriate, account specified in the Credit Agreement with respect to Dollars, or such other address or account with respect to Dollars as the Administrative Agent may from time to time notify the Borrower and the Lenders.

“Affected Facility” and “Affected Facilities” have the respective meanings given to such terms in the recitals to the Agreement to which this Appendix A is attached.

“Affected Facility Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1% (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate”, (c) Affected Facility Term SOFR plus 1.00% and (d) 1.00%. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. If the Affected Facility Base Rate is being used as an alternate rate of interest with respect to any Affected Facility, then the Affected Facility Base Rate shall be the greater of clauses (a), (b) and (d) above and shall be determined without reference to clause (c) above

“Affected Facility Base Rate Loans” means a Loan that bears interest at a rate based on the Affected Facility Base Rate.

“Affected Facility Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located.

“Affected Facility Committed Loan Notice” means a Committed Loan Notice as defined in the Credit Agreement with respect to any Affected Facility, and such term shall be deemed to include the Affected Facility Committed Loan Notice attached hereto as Exhibit A to this Appendix A.

“Affected Facility Conforming Changes” means, with respect to the use, administration of or any conventions associated with Affected Facility SOFR or any proposed Affected Facility Successor Rate for Dollars, as applicable, any conforming changes to the definitions of “Affected Facility Base Rate”, “Affected Facility SOFR”, “Affected Facility Term SOFR” and “Affected Facility Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Affected Facility Business Day” and “Affected Facility U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the reasonable discretion of the Administrative Agent (in consultation with KBR), to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice for Dollars (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate for Dollars exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of the Credit Agreement and any other Loan Document).

“Affected Facility Interest Payment Date” means, as to any Loan in Dollars under an Affected Facility, the last day of each Affected Facility Interest Period applicable to such Loan and the Maturity Date with respect to the applicable Affected Facility.

“Affected Facility Interest Period” means as to each Loan in Dollars under an Affected Facility, the period commencing on the date such Loan is disbursed or converted to or continued as an Affected Facility Term SOFR Loan and ending on the date one or three months thereafter (in the case of each requested Affected Interest Period, subject to availability), as selected by KBR in its Affected Facility Loan Notice; provided that:

(a)         any Affected Facility Interest Period that would otherwise end on a day that is not an Affected Facility Business Day shall be extended to the next succeeding Affected Facility Business Day unless, in the case of an Affected Facility Term SOFR Loan, such Affected Facility Business Day falls in another calendar month, in which case such Affected Facility Interest Period shall end on the next preceding Affected Facility Business Day;

(b)         any Affected Facility Interest Period pertaining to an Affected Facility Term SOFR Loan that begins on the last Affected Facility Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Affected Facility Interest Period) shall end on the last Affected Facility Business Day of the calendar month at the end of such Affected Facility Interest Period; and

(c)        no Affected Facility Interest Period shall extend beyond the applicable Maturity Date with respect to such Affected Facility.

“Affected Facility Loan” means a Loan in Dollars under an Affected Facility.

“Affected Facility Scheduled Unavailability Date” has the meaning set forth in Section 2(g) of this Appendix A.

“Affected Facility SOFR” means the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (or a successor administrator).

“Affected Facility SOFR Adjustment” with respect to Daily Simple SOFR means 0.10% and with respect to Affected Facility Term SOFR means 0.10%.

“Affected Facility Successor Rate” has the meaning set forth in Section 2(g) of this Appendix A.

Appendix A-2

“Affected Facility Term SOFR” means:

(a)          for any Affected Facility Interest Period with respect to an Affected Facility Term SOFR Loan, the rate per annum equal to the Affected Facility Term SOFR Screen Rate two Affected Facility U.S. Government Securities Business Days prior to the commencement of such Affected Facility Interest Period with a term equivalent to such Affected Facility Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Affected Facility Term SOFR means the Affected Facility Term SOFR Screen Rate on the first Affected Facility U.S. Government Securities Business Day immediately prior thereto, in each case, plus the Affected Facility SOFR Adjustment for such Affected Facility Interest Period; and

(b)         for any interest calculation with respect to an Affected Facility Base Rate Loan on any date, the rate per annum equal to the Affected Facility Term SOFR Screen Rate with a term of one month commencing that day;

provided that if Affected Facility Term SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition would otherwise be less than zero, Affected Facility Term SOFR shall be deemed zero for purposes of this Agreement.

“Affected Facility Term SOFR Loan” means a Committed Loan that bears interest at a rate based on clause (a) of the definition of Affected Facility Term SOFR.

“Affected Facility Term SOFR Replacement Date” has the meaning set forth in Section 2(g) of this Appendix A.

“Affected Facility Term SOFR Screen Rate” means the forward-looking Affected Facility SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).

“Affected Facility Type” means, with respect to an Affected Facility Loan, its character as an Affected Facility Base Rate Loan or an Affected Facility Term SOFR Loan.

“Affected Facility U.S. Government Securities Business Day” means any Affected Facility Business Day, except any Affected Facility Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable.

“Applicable Rate” means the Applicable Rate as defined in the Existing Credit Agreement.

“Borrowing” means a Revolving Credit Borrowing or a Term A-2 Borrowing, as the context may require.

“CME” means CME Group Benchmark Administration Limited.

“Daily Simple SOFR” with respect to any applicable determination date means the Affected Facility SOFR published on such date on the Federal Reserve Bank of New York’s website (or any successor source).

Appendix A-3

“Eurocurrency Rate” means the definition of Eurocurrency Rate in the Credit Agreement.

“Eurocurrency Rate Loan” mean a Loan that bears interest at a rate based on the Eurocurrency Rate.

“Required Affected Facility Lenders” means, with respect to a particular Affected Facility, either the Required Revolving Lenders or the Required Term A-2 Lenders, as applicable, in each case as defined in the Credit Agreement, but subject to Section 2(g)(ii) of this Agreement below.

“Swing Line Loan” has the meaning set forth in the Credit Agreement.

2.           Terms Applicable to Affected Facility Term SOFR Loans. From and after the Amendment No. 8 Effective Date, the parties hereto agree as follows:

(a)         Dollars. (i) Dollars shall not be considered a currency for which there is a published LIBOR rate under an Affected Facility and (ii) any request for a new Eurocurrency Rate Loan denominated in Dollars under an Affected Facility, or to continue an existing Eurocurrency Rate Loan denominated in Dollars under an Affected Facility, shall be deemed to be a request for a new Loan in Dollars under such Affected Facility bearing interest at Affected Facility Term SOFR. Notwithstanding the foregoing, all Affected Facility Loans outstanding as Eurocurrency Rate Loans on the Amendment No. 8 Effective Date shall remain Eurocurrency Rate Loans outstanding under the Credit Agreement until the end of the current Interest Period applicable thereto and, upon the expiration of the current Interest Period, the applicable Borrower shall submit to the Administrative Agent an Affected Facility Committed Loan Notice for any subsequent Borrowing, conversion or continuation of Affected Facility Loans under an Affected Facility.

(b)       References to Eurocurrency Rate and Eurocurrency Rate Loans in Dollars under an Affected Facility in the Credit Agreement and Loan Documents.

(i)          References to the Eurocurrency Rate and Eurocurrency Rate Loans denominated in Dollars under an Affected Facility in provisions of the Credit Agreement and the other Loan Documents that are not specifically addressed herein (other than the definitions of Eurocurrency Rate and Eurocurrency Rate Loan) shall be deemed to include Affected Facility Term SOFR and Affected Facility Term SOFR Loans, as applicable. In addition, references to the Base Rate in the Credit Agreement with respect to Loans in Dollars under an Affected Facility shall be deemed to refer to the Affected Facility Base Rate as defined in this Appendix A.

(ii)         For purposes of any requirement for any Borrower to compensate Lenders for losses in the Credit Agreement resulting from any continuation, conversion, payment or prepayment of any Loan on a day other than the last day of any Interest Period (as defined in the Credit Agreement), references to the Interest Period (as defined in the Credit Agreement) shall be deemed to include any relevant interest payment date or payment period for an Affected Facility Term SOFR Loan.

Appendix A-4

(c)         Interest Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including, without limitation, any Affected Facility Successor Rate) (or any component of any of the foregoing) or the effect of any of the foregoing, or of any Affected Facility Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities unrelated to the Credit Agreement or any Borrower that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any Affected Facility Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to any Borrower. The Administrative Agent may select information sources or services commonly used in the banking industry for such purposes in its reasonable good faith discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any Affected Facility Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to any Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service.

(d)         Borrowings, Conversions, Continuations and Prepayments of Affected Facility Term SOFR Loans. In addition to any other borrowing or prepayment requirements set forth in the Credit Agreement:

(i)          Affected Facility Term SOFR Loans. With respect to Affected Facility Loans (other than Swing Line Loans), each Borrowing, each conversion of Loans (other than Swing Line Loans) from one Affected Facility Type to the other, and each continuation of Affected Facility Term SOFR Loans shall be made upon the applicable Borrower’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone or (B) an Affected Facility Committed Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of an Affected Facility Committed Loan Notice. Each such Affected Facility Committed Loan Notice must be received by the Administrative Agent not later than 11:00 a.m. (Eastern time) (1) two Affected Facility Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Affected Facility Term SOFR Loans or of any conversion of Affected Facility Term SOFR Loans to Affected Facility Base Rate Loans or (2) on the date of any proposed Borrowing of Affected Facility Base Rate Loans. Each Borrowing of, conversion to or continuation of Affected Facility Term SOFR Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Each Affected Facility Committed Loan Notice with respect to Affected Facility Loans shall specify (i) whether the applicable Borrower is requesting a Borrowing, a conversion of Loans from one Affected Facility Type to the other, or a continuation of Affected Facility Term SOFR Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be an Affected Facility Business Day), (iii) the principal amount of Affected Facility Loans to be borrowed, converted or continued, (iv) the Affected Facility Type of Affected Facility Loans to be borrowed or to which existing Affected Facility Loans are to be converted, and (v) if applicable, the duration of the Affected Facility Interest Period with respect thereto. If a Borrower fails to specify an Affected Facility Type of Affected Facility Loan in an Affected Facility Committed Loan Notice or if a Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Affected Facility Loans shall be made as, or converted to, Affected Facility Base Rate Loans. Any such automatic conversion to Affected Facility Base Rate Loans shall be effective as of the last day of the Affected Facility Interest Period then in effect with respect to the applicable Affected Facility Term SOFR Loans. If a Borrower requests a Borrowing of, conversion to, or continuation of Affected Facility Term SOFR Loans in any such Affected Facility Committed Loan Notice, but fails to specify an Affected Facility Interest Period, it will be deemed to have specified an Affected Facility Interest Period of one month. For purposes of a Borrowing of Affected Facility Loans as Affected Facility Term SOFR Loans, or a continuation of an Affected Facility Term SOFR Loan, the applicable Borrower shall use the Affected Facility Committed Loan Notice attached to this Appendix A as Exhibit A.

Appendix A-5

(ii)         Conforming Changes. With respect to Affected Facility SOFR or Affected Facility Term SOFR, the Administrative Agent will have the right to make Affected Facility Conforming Changes from time to time and, notwithstanding anything to the contrary herein, in the Credit Agreement or in any other Loan Document, any amendments implementing such Affected Facility Conforming Changes will become effective without any further action or consent of any other party to this Agreement, the Credit Agreement or any other Loan Document; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Affected Facility Conforming Changes to KBR and the applicable Lenders promptly upon such amendment becoming effective.

(iii)        Voluntary Prepayments of Affected Facility Term SOFR Loans. The applicable Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay any Affected Facility Term SOFR Loans in whole or in part without premium or penalty (except as otherwise specified in the Credit Agreement); provided that such notice must be received by the Administrative Agent not later than 11:00 a.m. (Eastern time) two Affected Facility Business Days prior to any date of prepayment of such Affected Facility Term SOFR Loans.

(e)         Interest.

(i)       Subject to the provisions of the Credit Agreement with respect to default interest, each Affected Facility Term SOFR Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the sum of Affected Facility Term SOFR plus the Applicable Rate.

(ii)       Interest on each Affected Facility Term SOFR Loan shall be due and payable in arrears on each Affected Facility Interest Payment Date applicable thereto and at such other times as may be specified in the Credit Agreement; provided, that any prepayment of any Affected Facility Term SOFR Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05 of the Credit Agreement. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any debtor relief law.

(f)         Computations. All computations of interest for Affected Facility Base Rate Loans (including Affected Facility Base Rate Loans determined by reference to Affected Facility Term SOFR) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest with respect to Affected Facility Term SOFR Loans shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Affected Facility Loan for the day on which the Affected Facility Loan is made, and shall not accrue on an Affected Facility Loan, or any portion thereof, for the day on which the Affected Facility Loan or such portion is paid, provided that any Affected Facility Loan that is repaid on the same day on which it is made shall, subject to the provisions in the Credit Agreement addressing payments generally, bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent demonstrable error.

Appendix A-6

(g)         Inability to Determine Rates; Successor Rates.

(i)         Inability to Determine Rate. If in connection with any request for an Affected Facility Term SOFR Loan or a conversion of Affected Facility Base Rate Loans to Affected Facility Term SOFR Loans or a continuation of any of Affected Facility Term Rate Loans, as applicable, (x) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (A) no Affected Facility Successor Rate has been determined in accordance with Section 2(g)(ii), and the circumstances under clause (x) of Section 2(g)(ii) or the Affected Facility Scheduled Unavailability Date has occurred, or (B) adequate and reasonable means do not otherwise exist for determining Affected Facility Term SOFR for any requested Affected Facility Interest Period with respect to a proposed Affected Facility Term SOFR Loan or in connection with an existing or proposed Affected Facility Base Rate Loan, or (y) the Administrative Agent or the Required Affected Facility Lenders with respect to the applicable Affected Facility determine that for any reason that Affected Facility Term SOFR for any requested Affected Facility Interest Period with respect to a proposed Affected Facility Term SOFR Loan does not adequately and fairly reflect the cost to such Affected Facility Lenders of funding such Affected Facility Loan, the Administrative Agent will promptly so notify the Borrower and each applicable Affected Facility Lender.

Thereafter, (x) the obligation of the applicable Affected Facility Lenders under such Affected Facility to make or maintain Affected Facility Term SOFR Loans, or to convert Affected Facility Base Rate Loans to Affected Facility Term SOFR Loans, shall be suspended (in each case, to the extent of the impacted Affected Facility Term SOFR Loans or Affected Facility Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Affected Facility Term SOFR component of the Affected Facility Base Rate, the utilization of the Affected Facility Term SOFR component in determining the Affected Facility Base Rate shall be suspended, in each case until the Administrative Agent (or, in the case of a determination by Required Affected Facility Lenders with respect to an Affected Facility described in clause (y) of this Section 2(g)(i), until the Administrative Agent upon instruction of such Required Affected Facility Lenders) revokes such notice.

Upon receipt of such notice, (x) the applicable Borrower may revoke any pending request for a Borrowing of, or conversion to, or continuation of Affected Facility Term SOFR Loans (to the extent of the impacted Affected Facility Term SOFR Loans or Affected Facility Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Affected Facility Base Rate Loans in the amount specified therein and (y) any outstanding Affected Facility Term SOFR Loans under the applicable Affected Facility shall be deemed to have been converted to Affected Facility Base Rate Loans at the end of their respective applicable Affected Facility Interest Period.

Appendix A-7

(ii)         Replacement of Affected Facility Term SOFR or Affected Facility Successor Rate. Notwithstanding anything to the contrary in this Agreement, the Credit Agreement or any other Loan Document, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or KBR or the Required Affected Facility Lenders with respect to an Affected Facility notify the Administrative Agent (with, in the case of the Required Affected Facility Lenders, a copy to KBR) that KBR or the applicable Required Affected Facility Lenders (as applicable) have determined, that:

(x)        adequate and reasonable means do not exist for ascertaining one month and three month interest periods of Affected Facility Term SOFR, including, without limitation, because the Affected Facility Term SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or

(y)       CME or any successor administrator of the Affected Facility Term SOFR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of Affected Facility Term SOFR, in each case acting in such capacity, has made a public statement identifying a specific date after which one month and three month Affected Facility Interest Periods of Affected Facility Term SOFR or the Affected Facility Term SOFR Screen Rate shall or will no longer be made available, or permitted to be used for determining the interest rate of Dollar denominated syndicated loans, or shall or will otherwise cease, provided, that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide such interest periods of Affected Facility Term SOFR after such specific date (the latest date on which one month and three month Affected Facility Interest Periods of Affected Facility Term SOFR or the Affected Facility Term SOFR Screen Rate are no longer available permanently or indefinitely, the “Affected Facility Scheduled Unavailability Date”);

then, on a date and time determined by the Administrative Agent (any such date with respect to an Affected Facility, the “Affected Facility Term SOFR Replacement Date”), which date shall be at the end of an Affected Facility Interest Period or on the relevant Affected Facility Interest Payment Date, as applicable, for interest calculated and, solely with respect to clause (y) above, no later than the Affected Facility Scheduled Unavailability Date, Affected Facility Term SOFR will be replaced hereunder and under any Loan Document with respect to the applicable Affected Facility with Daily Simple SOFR plus the Affected Facility SOFR Adjustment for any payment period for interest calculated that can be determined by the Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, this Agreement, the Credit Agreement or any other Loan Document (the “Affected Facility Successor Rate”).

If the Affected Facility Successor Rate is Daily Simple SOFR plus the Affected Facility SOFR Adjustment, all interest payments will be payable on a monthly basis.

Appendix A-8

Notwithstanding anything to the contrary herein, (A) if the Administrative Agent determines that Daily Simple SOFR is not available on or prior to the Affected Facility Term SOFR Replacement Date, or (B) if the events or circumstances of the type described in Section 2(g)(ii)(x) or 2(g)(ii)(y) have occurred with respect to the Affected Facility Successor Rate then in effect, then in each case, the Administrative Agent and KBR may amend this Agreement, the Credit Agreement and the other Loan Documents solely for the purpose of replacing Affected Facility Term SOFR or any then current Affected Facility Successor Rate in accordance with this Section 2(g)(ii) at the end of any Affected Facility Interest Period, relevant Affected Facility Interest Payment Date or payment period for interest calculated, as applicable, with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar Dollar-denominated credit facilities syndicated and agented in the United States for such alternative benchmark and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar Dollar-denominated credit facilities syndicated and agented in the United States for such benchmark, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated. For the avoidance of doubt, any such proposed rate and adjustments, shall constitute an Affected Facility Successor Rate. Any such amendment shall become effective at 5:00 p.m. on the fifth Affected Facility Business Day after the Administrative Agent shall have posted such proposed amendment to all Affected Facility Lenders under the relevant Affected Facility and KBR unless, prior to such time, Affected Facility Lenders under such Affected Facility comprising the Required Affected Facility Lenders for such Affected Facility have delivered to the Administrative Agent written notice that such Required Affected Facility Lenders object to such amendment.

The Administrative Agent will promptly (in one or more notices) notify KBR and each relevant Affected Facility Lender of the implementation of any Affected Facility Successor Rate.

Any Affected Facility Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Affected Facility Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.

Notwithstanding anything else herein, if at any time any Affected Facility Successor Rate as so determined would otherwise be less than zero, the Affected Facility Successor Rate will be deemed to be zero for the purposes of this Agreement, the Credit Agreement and the other Loan Documents.

In connection with the implementation of an Affected Facility Successor Rate, the Administrative Agent will have the right to make Affected Facility Conforming Changes from time to time and, notwithstanding anything to the contrary herein, in the Credit Agreement or in any other Loan Document, any amendments implementing such Affected Facility Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Affected Facility Conforming Changes to KBR and the relevant Affected Facility Lenders reasonably promptly after such amendment becomes effective.

Appendix A-9

For purposes of this Section 2(g)(ii), any Affected Facility Lender under an Affected Facility that has not made, and does not have any obligation under this Agreement or the Credit Agreement to make, the relevant Affected Facility Loans under such Affected Facility in Dollars shall be excluded from any determination of Required Affected Facility Lenders.

Appendix A-10

Exhibit A

FORM OF AFFECTED FACILITY COMMITTED LOAN NOTICE
(Affected Facility Loans)

Date: ___________, 20__

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Syndicated Facility Agreement, dated as of April 25, 2018 (as previously amended, as amended hereby and as further amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among KBR, INC., a Delaware corporation (“KBR”), each Designated Borrower (as defined in the Credit Agreement), BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the Lenders from time to time party thereto.

The undersigned hereby requests (select one)1:

[Revolving Credit Facility]

Indicate: Borrowing, Conversion or Continuation	Indicate: Borrower Name	Indicate: Requested Amount	Indicate: Currency[2]	Indicate: Affected Facility Term SOFR Loan or Affected Facility Base Rate Loan	For Affected Facility Term SOFR Loans Indicate: Affected Facility Interest Period (e.g., 1 or 3 month interest period)

1 Note to Borrower. For multiple borrowings, conversions and/or continuations for a particular facility, fill out a new row for each borrowing/conversion and/or continuation.

2 NTD: This notice form only for Dollars.

[Term A-2 Facility]

Indicate: Borrowing, Conversion or Continuation	Indicate: Borrower Name	Indicate: Requested Amount	Indicate: Currency[3]	Indicate: Affected Facility Term SOFR Loan or Affected Facility Base Rate Loan	For Affected Facility Term SOFR Loans Indicate: Affected Facility Interest Period (e.g., 1 or 3 month interest period)

The Borrowing, if any, requested herein complies with the requirements set forth in the Credit Agreement.

[BORROWER]

By:
Name: [Type Signatory Name]
Title: [Type Signatory Title]

3 NTD: This notice form only for Dollars.

Exhibit A-2